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     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of the JPMorgan Bond Portfolio, JPMorgan International Opportunities Portfolio, JPMorgan Mid Cap Value Portfolio, JPMorgan Small Company Portfolio and JPMorgan U.S. Large Cap Core Equity Portfolio, each a series of J.P. Morgan Series Trust II (the "Registrant").

I, George C.W. Gatch, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of JPMorgan Bond Portfolio, JPMorgan International Opportunities Portfolio, JPMorgan Mid Cap Value Portfolio, JPMorgan Small Company Portfolio and JPMorgan U.S. Large Cap Core Equity Portfolio, each a series of the Registrant.


/s/ George C.W. Gatch
---------------------
George C.W. Gatch
President

8/22/03
-------
Date


A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of the JPMorgan Bond Portfolio, JPMorgan International Opportunities Portfolio, JPMorgan Mid Cap Value Portfolio, JPMorgan Small Company Portfolio and JPMorgan U.S. Large Cap Core Equity Portfolio, each a series of J.P. Morgan Series Trust II (the "Registrant").

I, David Wezdenko, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of JPMorgan Bond Portfolio, JPMorgan International Opportunities Portfolio, JPMorgan Mid Cap Value Portfolio, JPMorgan Small Company Portfolio and JPMorgan U.S. Large Cap Core Equity Portfolio, each a series of the Registrant.


/s/ David Wezdenko
------------------
David Wezdenko
Treasurer

8/22/03
-------
Date

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.